SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
     (Amendment No. ____)

Filed by the Registrant  [ X ]
Filed by a Party other than the
   Registrant [   ]

Check the appropriate Box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12


          CENTURION MINES CORPORATION
  (Name of Registrant as Specified in Its Charter)

          ____________________________
     (Name of Person Filing Proxy Statement)


Payment of Filing Fee
(Check the appropriate box):

[X] $125 per Exchange Act Rules
     0-11(c)(1)(ii), 14a-6(i)(1),
     or 14a-6(j)(2), or Item 22(a)(2)
     of Schedule 14A
[ ] $500 per each party to the
     controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per
     Exchange Act Rules 14a-6(i)(4)
     and 0-11.
    1.  Title of each class of securities
        to which transaction applies: ____
    2.  Aggregate number of securities
        to which transaction applies: ____
    3.  Per unit price or other underlying
        value of transaction computed
        pursuant to Exchange Act Rule 0-11:
          (Set forth the amount on which the
          filing fee is calculated and state
          how it was determined)      _____

    4.  Proposed maximum aggregate value
          of transaction:          _____

     5.   Total Fee paid
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is
offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing
for which the offsetting fee was
paid previously. Identify the previous
filing by registration statement number,
or the Form or Schedule and the date of
its filing.
    1. Amount Previously Paid:     [N/A]
    2. Form Schedule or Registration
       Statement No.:              [N/A]
    3. Filing Party:               [N/A]
    4. Date Filed:                 [N/A]

           [END OF SCHEDULE 14A]


          CENTURION MINES CORPORATION
     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
               May 2, 1996

To the Shareholders:

Notice is hereby given that the 1996 Annual Meeting of Shareholders of Centurion Mines Corporation (the 'Company') will be held at 1:00 p.m. MDT on Thursday, May 2, 1996, at 331 South Rio Grande Street, Suite 201, Salt Lake City,
Utah. The following matters are on the agenda for the meeting:

1.   To Elect Directors;
2.   To ratify the appointment of Jones, Jensen & Company,
     CPA's, as independent auditors for the current fiscal year;
3. To approve an amendment to the 1991 Stock Option and Stock Award Plan, as amended, to allow for the administration of one million additional shares under such plan; and
4. To transact any other business that may properly come before the meeting or any adjournment or postponement.

The Directors have fixed the close of business on March 8, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
A complete list of such shareholders will be available at the corporate office of the Company during normal business hours and shall be open to the examination of any such shareholder for any purpose relevant to the Meeting.

A record of the Company's activities during 1995 and financial statements for the fiscal year ended September
30, 1995, are contained in the Company's 1995 Annual Report. The 1995 Annual Report, which accompanies this notice, does not form any part of the material for solicitation of proxies.

You are cordially invited to attend the Meeting.  Any
Shareholder who does not expect to attend the Meeting in person is requested to complete, date, and sign the enclosed form of Proxy and return it promptly to Centurion
Mines Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

 /s/ Spenst Hansen
_________________________________________
Spenst Hansen
Chairman of the Board of Directors,
President, and Chief Executive Officer
Salt Lake City, Utah
March 28, 1996


YOUR VOTE IS IMPORTANT TO CENTURION.  EVEN IF YOU EXPECT
TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO COMPLETE,
DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY
IN THE ENVELOPE PROVIDED.  COMPLETING THE ENCLOSED PROXY
WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON IF
YOU DO ATTEND THE MEETING.

       [END OF PROXY NOTICE]


          (This proxy solicitation is on behalf
               of the Board of Directors)

                    [COMPANY LOGO]

               CENTURION MINES CORPORATION

     PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
               TO BE HELD MAY 2, 1996

     INFORMATION CONCERNING SOLICITATION AND VOTING

DATE, TIME, AND PLACE

The enclosed proxy is solicited on behalf of Centurion
Mines Corporation ('Centurion' or the 'Company') for use at the Annual Meeting of Shareholders ('Annual Meeting' or 'Meeting') to be held Thursday, May 2, 1996, at 1:00 p.m. MDT at 331 South Rio Grande Street, Suite 201, Salt Lake City, Utah. The purposes for the Annual Meeting are set forth in the preceding notice of meeting. These proxy solicitation documents, together with the 1995 Annual
Report to Shareholders, were mailed on or about March 28, 1996.

VOTING SECURITIES, RECORD DATE,  AND PRINCIPAL
STOCKHOLDERS

The only voting security of the Company is its Common
Stock, par value $0.01 per share ('Common Stock'). Only holders of record of Common Stock at the close of business on March 8, 1996, the Record Date for the meeting, are entitled to notice of and to vote at the meeting. On the Record Date, there were 24,405,671 shares of Common
Stock outstanding and entitled to be voted at the meeting.
A majority of such shares, present in person or represented by proxy, is required to constitute a quorum. Each share of Common Stock is entitled to one vote on each proposal. All voting is non-cumulative.

Information with respect to the principal holders of the voting securities is furnished in the section entitled
'Security Ownership of Certain Beneficial Owners and
Management,' below. The closing average price of the Company's Common Stock on the Nasdaq SmallCap Market on the
Record Date was $1.50 per share.


REVOCABILITY OF PROXY

Any shareholder who returns a proxy may revoke it before the proxy is exercised by filing a written statement to that effect with the Company Secretary, and either appearing in person and voting at the Meeting, or returning a duly executed proxy bearing a later date.

DISSENTERS' RIGHT OF APPRAISAL

In accordance with both the Company's governing rules and Utah state law, certain corporate actions, generally, may create shareholders' rights of dissent and entitlement to payment of the fair market value of shares held. However, none of the proposals at the Annual Meeting creates such shareholder dissenters' rights.

THE SOLICITATION

The Company is making this solicitation of proxies and has been and will be bearing the direct and indirect costs of solicitation. Certain directors, officers, and employees of the Company may also solicit proxies in person or by mail, telephone or facsimile without special compensation for their services. Arrangements have been made with brokerage firms and other nominee holders to mail solicitation material to the beneficial owners of Common Stock held of record by them. Centurion has agreed to pay reasonable out-of-pocket expenses incurred in mailing solicitation material to beneficial owners.
                            -1-

PROXY CARDS. The enclosed Proxy Card serves to appoint proxies for record holders of the Company's Common Stock.
Shares represented by a Proxy delivered to the Company and not revoked will be voted at the meeting in accordance with the markings and instructions on the Proxy Card.

IF NO MARKINGS OR INSTRUCTIONS ARE INDICATED ON THE PROXY
CARD, IT WILL BE VOTED AS FOLLOWS:  IN FAVOR OF ELECTING
ALL DIRECTORS NAMED IN THE PROXY; IN FAVOR OF APPOINTING
JONES, JENSEN & COMPANY AS INDEPENDENT AUDITORS; IN FAVOR
OF AUTHORIZING ONE MILLION ADDITIONAL SHARES UNDER THE 1991
STOCK OPTION AND AWARD PLAN; AND IN FAVOR OF ALL OTHER
PROPOSALS PROPERLY BEFORE THE MEETING.


VOTING PROCEDURES AND TABULATION

The Company will appoint one or more inspectors of election to act at the Meeting and report the results. Prior to the meeting, each inspector will sign an oath to perform his duties in an impartial manner and according to the best of his ability. Inspectors will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties as required by law. Inspectors will tabulate the number of votes cast for or withheld in the election of directors, and the number of votes cast for or against all other proposals, including abstentions and other non-votes.

The required quorum necessary to transact business at the meeting is a majority of the issued Common Stock outstanding on the Record Date. If a quorum is present, a plurality of the votes cast for directors will determine the directors elected and the approval of each proposal at the Meeting requires the affirmative vote of a majority of the Common Stock actually voted on such proposal. Abstentions and broker non-votes will be counted to determine if a quorum is present but will not otherwise affect the voting on any proposal.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company is not aware of any person who has been a director or executive officer of the Company at any time since October 1, 1994, who has had any substantial interest, direct or indirect, in the matters proposed to be acted upon at the Annual Meeting in which such person receives any extra or special benefit not shared on a pro rata basis by all other holders of Common Stock.


                    PROPOSAL ONE
               ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS AND DIRECTOR NOMINEES.
A Board of four directors is to be elected at the Meeting.
The four nominees are the present directors, all of whom are standing for re-election. No director nominee has declined the nomination or is unable or unfit to serve.
Under the Articles of Incorporation, the Company must have a minimum of three and a maximum of nine directors.
Each director serves until the next annual shareholders meeting or until a successor is duly elected.

The following table sets forth information about the nominees.

NAME                AGE    POSITION(S) HELD   DIRECTOR SINCE
Spenst Hansen       61     Director, CEO      November 1984
                           and President
Orson Mabey, III    32     Director,          February 1990
                           Vice President
J.D.H. Morgan       57     Director           April 1991
Mark D. Dotson      38     Director           April 1995

/TABLE

                        -2-
There are no family relationships among any directors or officers of the Company.

SPENST HANSEN, PH.D., has been principally employed by Centurion since November of 1984. Mr. Hansen currently serves as the Chief Executive Officer, President, Director, and Chairman of the Board of Directors. Mr. Hansen has worked on mining projects in the western United States for more than 22 years, and has been directly involved with Centurion's Tintic District mining properties since 1979. From 1982 to 1989, he also conducted an independent geo-physical and geologic contracting business as a sole proprietorship under the name Axis Geophysics Company.
Mr. Hansen still retains ownership of this company.
Mr. Hansen was awarded the Ph.D. Degree in geology from the University of Missouri, Columbia, Missouri; a Masters Degree in mining engineering from the Missouri School of Mines, Rolla, Missouri; and a Bachelor of Science Degree in geological engineering from the University of Utah, Salt Lake City, Utah. Mr. Hansen is a registered professional geologist in California (#2067) and Idaho (#38). Mr. Hansen also serves as a Director of Royal Silver Mines, Inc. (formerly Royal Silver Mines, Inc.), Centurion Exploration, Inc., Dotson Exploration Company, and
Keystone Surveys, Inc.

ORSON MABEY, III is a Senior Trading Analyst developing commercial trading applications for Tosco Corporation, the largest independent petroleum refiner on the eastern coast of the United States. From 1987 to 1993, Mr. Mabey was employed by Amerada Hess Corporation as Senior Trading
Analyst. Mr. Mabey earned a Masters degree in international management in August of 1987 from the American Graduate School of International Management in
Glendale, Arizona, and a Bachelor of Arts degree in Finance from the University of Utah, Salt Lake City, Utah, in June of 1986.

J.D.H. (DAVID) MORGAN has been principally employed by
Lehman Brothers during the last five years.  Mr. Morgan has
worked in the metals industry for over 25 years.  He holds
an engineering degree from Cambridge University and a
Masters degree in mineral processing from the Royal
School of Mines, London University.  He is a Chartered
Engineer and a member of the Institution of Mining and
Metallurgy.  For the past ten years, Mr. Morgan has
been a securities analyst specializing in mining equities
covering North America and most of the world's other main
mining markets.   He is a member of the International
Stock Exchange, London, and the Institute of Investment
Management and Research. From 1985 to 1994, he was a Director of Equity Research with Lehman Brothers
International. Currently, he is an independent mining share specialist based in London and a consultant to Rodman & Renshaw, Inc. in Chicago.

MARK D. DOTSON has been principally employed as President, Chief Executive Officer, and member of the Board of Directors of Dotson Exploration Company, a wholly-owned subsidiary of Centurion, at Milford, Utah. He has served in those positions and has been the Exploration Manager for Dotson Exploration Company since 1988. In addition to that employment, Mr. Dotson also has been the Manager of West Hills Excavating, L.L.C., and a member of its Board of Directors since February 1994. Mr. Dotson also serves as a city councilman for the City of Milford in Utah.
Mr. Dotson is a prospector and self-taught geologist with many years of geologic experience in the field and numerous years of business experience in the corporate realm. In addition to his own and other training, Mr. Dotson also has taken field extension courses in geology from various univer-sities.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
     'FOR' THE ELECTION OF THE FOUR DIRECTOR NOMINEES NAMED
     ABOVE.

BOARD MEETINGS. The Board of Directors held three formal meetings during the fiscal year ended September 30, 1995, attended by all directors in person or by telephone. All other Board business and corporate actions were undertaken by unanimous consent resolutions without a meeting.

STANDING AUDIT, NOMINATING, COMPENSATION, AND SIMILAR
COMMITTEES. The Company does not have standing audit, nomi-nating or compensation committees of the Board of Directors, or other committees performing similar functions.

DIRECTOR LIABILITY LIMITATION. At the April 19, 1991, annual shareholders meeting, the shareholders approved an amendment to Centurion's Articles of Incorporation, limiting the personal liability of directors to the Company and its shareholders, to the extent allowed by Utah law.
In effect, the shareholders approved the adoption of statutory provisions which permit a Utah corporation to eliminate the personal liability of directors for monetary damages for breach of fiduciary duty.
                           -3-

COMPENSATION OF DIRECTORS. There are no contractual arrangements with any member of the Board of Directors.
Directors receive for their services a retainer fee payable in shares of the Company's Common Stock, currently at the rate of 5,000 shares earned per quarter of completed service. During the year ended September
30, 1995, 70,000 shares were earned, of which 20,000 were issued during fiscal 1995. In October 1995, an additional
40,000 shares were issued for fiscal 1995 service. The remaining 10,000 shares earned for fiscal 1995 service have not been issued as of the date of this filing.

As additional compensation, Directors may receive two forms of options, 'at-the-money' and 'out-of-the-money'.
The at-the-money options were granted May 27, 1993 and June 4, 1995 and are more fully described in footnotes 2 and 3 to the Summary Compensation Table' below. Contemporaneously with those grants to Directors, options with identical terms were also granted to the CEO and a key consultant of the Company, vesting at a rate of 20,000 and 10,000 per quarter, respectively. In sum, at-the-money options to purchase a total of 560,000 shares were authorized under each of the two grants. To date, 235,000 options have been exercised.

The Directors were granted out-of-the-money options on October 6, 1995 with the following terms. Each Director is authorized to receive options to purchase up to 250,000 shares of Common Stock at an exercise price of $2.25 per share, set at fifty percent above the closing price of $1.50 on the grant date. These options, however, vest only in the event that within one year of the grant date the Company's stock maintains an average price above $2.00 per share for 30 or more trading days. Once vested, these options are exercisable until October 5, 2000. Out-of-the-money options with identical terms were also granted to the CEO and an executive officer of the Company, to purchase up to 500,000 and 250,000 shares of the Company's Common
Stock, respectively. In sum, the Company has granted out-of-the-money options in an amount authorized to purchase a total of 1,750,000 shares. None have vested to date and it is uncertain whether vesting will occur at all.

                           PROPOSAL TWO
                    RATIFICATION OF APPOINTMENT OF
                    INDEPENDENT PUBLIC ACCOUNTANTS

There have been no disagreements during the three fiscal years ended September 30, 1993, 1994 and 1995, or at any other time with the Company's present or former independent public accountants. Subsequent to the end of fiscal 1994, Centurion made a change in the engagement of its principal independent accountant to audit its financial statements. By approval of Centurion's Board of Directors, the former principal independent accountant, Arthur
Andersen LLP ('Arthur Andersen'), was dismissed effective
November 3, 1994. The change was not due to any disagreement between Centurion and Arthur Andersen, or any information that would have led Arthur Andersen to resign or decline to stand for re-appointment.

Arthur Andersen's report on the financial statements for the fiscal years ended September 30, 1992, and 1993, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph with respect to Centurion's investment in mineral properties being realizable. During fiscal 1993 and 1994, and the portion of fiscal 1995 that preceded the dismissal:

     (1)  Centurion had no disagreements with Arthur
Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure;

     (2) Arthur Andersen did not advise Centurion that the internal controls necessary for Centurion to develop financial statements were not in existence;
                           -4-

     (3) Arthur Andersen did not advise Centurion of any information leading Arthur Andersen to be unable to rely on management's representations, or unwilling to be associated with the financial statements prepared by management;

     (4) Arthur Andersen did not advise Centurion of any need to significantly expand the scope of its audit, or of any information that may or would (i) materially affect the fairness or reliability of, or prevent it from rendering an unqualified opinion regarding any of its audit reports or any of the underlying financial statements, or (ii) cause Arthur Andersen to be unwilling to rely on management's representations or be associated with Centurion's financial statements; and

     (5) Arthur Andersen did not, as a result of its dismissal, expand its audit or conduct any investigation of information that came to its attention of the type referred to above in subparagraph (4), or have any issues that were unresolved to its satisfaction prior to dismissal.

Centurion provided Arthur Andersen with a copy of the above disclosures in a timely manner. Centurion then requested, and Arthur Andersen provided, a letter addressed to the Commission stating Arthur Andersen's agreements with these disclosures by Centurion. A copy of such letter is attached as Exhibit 16.1 to Centurion's
Form 8-K, Current Report of November 3, 1994, on file with the Securities and Exchange Commission, and incorporated herein by reference.

By approval of the Board of Directors, Centurion subsequently engaged the services of the accounting firm of Jones, Jensen & Company ('Jones Jensen'), effective November 3, 1994. During fiscal 1993 and
1994, and the portion of fiscal 1995 that preceded such engagement:

     (1) Neither Centurion nor any person or entity acting on its behalf has consulted such accountant regarding the application of accounting principles to any specified transaction, or the type of audit opinion that might be rendered on Centurion's financial state-ments, or any matter characterized as a 'disagreement' or 'reportable event' (as defined by Regulation S-K, Item 304(a)(1)(iv) and (v)); and

     (2) Jones Jensen did not provide Centurion with either a written report or oral advice containing any conclusions by Jones Jensen of any important factors considered by Centurion in reaching a decision as to any accounting, auditing, or financial reporting issues.

Jones Jensen has audited the consolidated balance sheets of Centurion and subsidiaries as of September 30, 1995, 1994 and 1993, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the last three fiscal years. It is expected that representatives of Jones Jensen will be present at the Annual Meeting. They will have the opportunity to make a statement and are expected to be available to respond to questions at the Annual Meeting. Although the appointment of independent public accountants is not required to be approved by the shareholders, Centurion's management believes shareholders should have the opportunity to participate in this selection by voting to ratify the appointment for the current fiscal year.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
     'FOR' THE RATIFICATION OF THE APPOINTMENT OF JONES,
     JENSEN & COMPANY AS CENTURION'S INDEPENDENT ACCOUNTANTS.

                    PROPOSAL THREE
          AMENDMENT TO STOCK OPTION AND AWARD PLAN

At the 1991 Annual Meeting, the shareholders approved the Company's Stock Option and Stock Award Plan ('the Plan') as set forth in the 1991 proxy statement. The purpose of the Plan is to enable Centurion to attract and retain experienced and able directors, officers, and employees.
The Plan provides incentives to directors, officers and employees to extend their best efforts for Centurion and its shareholders. Under the Plan, the Board of Directors may grant incentive stock options or stock
                          -5-

awards only to eligible directors, officers, employees, or other persons who make significant contributions to the continued well-being and successful operation of the Company. At the 1991 Annual Meeting, the shareholders also approved issuance of 500,000 shares of stock to be administered under the Plan. Centurion filed a Form S-8 registration statement on April 1, 1993 in connection with those shares.

At the Annual Meetings held May 27, 1993 and April 19,
1995 the shareholders approved amendments to the Plan each authorizing an additional 500,000 shares of stock to be administered under the Plan. The Company has filed
Form S-8 Registration Statements with respect to those additional shares. As of March 8, 1996, 1,052,497 shares of Common Stock had been awarded and options to acquire 325,000 shares of Common Stock had been granted under the terms of the Plan. The purpose of this proposal is to ensure the availability of shares under the Plan to effectively maintain and develop a cohesive management team, attract additional qualified individuals, and reward contributions to the Company's success. A summary of the Plan follows this Proxy
Statement.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE
     AMENDMENT TO THE PLAN AUTHORIZING AN ADDITIONAL ONE
     MILLION SHARES FOR ADMINISTRATION UNDER THE PLAN.

               OTHER BUSINESS

The Company has not received any shareholder proposals for this Annual Meeting. The Board of Directors knows of no other business, other than that stated in this proxy statement, to be presented for action at the 1996 Annual Meeting. If other business is properly presented at the Meeting, however, which was not known, or did not become known to the Board a reasonable time before the solicitation, then the person designated in the enclosed Proxy will vote, or refrain from voting, in accordance with his best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth as of March 8, 1996, the beneficial ownership of Common Stock with respect to: (1) All persons known to the Company to be the beneficial owners of more than five percent of the outstanding shares of Common Stock (the 'Principal
Shareholders'); (2) Each Director and Director nominee of the Company; (3) Each Named Executive Officer
(as that term is defined in the section entitled
'Executive Compensation', below) who is listed in the 'Summary Compensation Table', below, and (4) All
Directors and Executive Officers as a group.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT. The following table sets forth as of March 8, 1996, the beneficial ownership of Common Stock with respect to: (1) All persons known to the Company to be the beneficial owners of more than five percent of the outstanding shares of Common Stock (the 'Principal
Shareholders'); (2) Each Director and Director nominee of the Company; (3) Each Named Executive Officer (as that term is defined in the section entitled 'Executive
Compensation', below) who is listed in the  'Summary
Compensation Table', below,  and (4) All Directors and
Executive Officers as a group.


                           COMMON STOCK BENEFICIALLY OWNED<F1>

                               NO. OF SHARES   PERCENT OF CLASS
                               -------------   ----------------

1.  NAME AND ADDRESS OF
PRINCIPAL SHAREHOLDER(S)
     Spenst M. Hansen          4,611,562<F2>   19%
     48 West 300 South
     Suite 1401 North
     Salt Lake City, UT 84101

2.  DIRECTORS
     Spenst M. Hansen          4,611,562<F2>   19%
     Orson Mabey, III            213,333<F3>    *
     J.D.H. (David) Morgan       240,000<F4>    *
     Mark D. Dotson              110,000<F5>    *

3.  NAMED EXECUTIVE OFFICERS
     (EXCLUDING ANY
     DIRECTOR NAMED ABOVE)
     None                         n/a           n/a

4.  ALL DIRECTORS AND
    EXECUTIVE OFFICERS AS
    A GROUP (7 PERSONS)        5,455,995       22%
_________________
                         -6-

<F1> All shares are owned beneficially and of record, unless otherwise noted.  Percentages less than 1% are marked with an asterisk ( * ).
<F2> Includes 5,000 shares for Director fees that had vested but had not been issued as of the date of this filing, and 30,000 options that have or will vest as of the date of this filing..
<F3> Includes 120,000 options that have or will have vested with rights to acquire the underlying shares within 60 days of this filing, of which 80,000 options may expire on March 31, 1996, subject to changes.
<F4> Includes 5,000 shares for Director fees that had vested but had not been issued as of the date of this filing, and 120,000 options that have or will have vested with rights to acquire the underlying shares within 60 days of this filing, of which 80,000 options may expire on March 31, 1996, subject to changes.
<F5> Includes 40,000 options that have or will have vested with rights to acquire the underlying shares within 60 days of this filing.

/TABLE

LEGAL PROCEEDINGS. The Company is not aware of any material pending legal proceedings to which any director, director nominee, officer, affiliate, Principal
Shareholder (defined below), or associate is a party or has a material interest that is adverse to the Company or its properties.


EXECUTIVE OFFICERS. The following table sets forth the name, age, position(s) held, and length of service for each of Centurion's executive officers:

NAME                AGE    POSITIONS                OFFICER SINCE
Spenst Hansen       61     President and CEO        March 1992
Orson Mabey, III    32     Vice President           June 1993
Carlos M. Chavez    44     Secretary                June 1994
Randy Sutherland    37     Asst. Secretary/
                           Treasurer                August 1995
Howard M. Crosby    43     Pres., CEO and Chairman
                           of three subsidiaries    February 1994

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE
ACT OF 1934. Section 16(a) of the Securities and Exchange
Act of 1934 requires officers, directors, and persons who own more than ten percent of a registered class of a company's equity securities to file initial reports of beneficial ownership and to report changes in ownership of a those securities with the Securities and Exchange
Commission and the National Association of Securities
Dealers. They are also required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of Forms 3, 4, and 5 furnished to the Company or written representations that no other transactions were required, the Company has determined that the pertinent
Officers, Directors, and principal shareholders have complied with all applicable Section 16(a) requirements during fiscal 1995 except that Orson Mabey, III, filed one late Form 4, Mark Dotson filed a late Form 5 reporting three transactions that should have been reported previously on two Forms 4's, Carlos Chavez filed a late Form 5 reporting exempt transactions, and Howard Crosby filed a late Form 5 reporting two sets of transactions that should have been reported previously on two Form 4's.
                      -7-

          COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION. The following table sets forth the compensation paid by Centurion during each of the last three fiscal years to its Chief Executive Officer, and to the other four most highly compensated officers and executive officers, but only if the total annual salary and bonus of any such executive officer exceeded
$100,000 for Fiscal 1995 (the 'Named Executive Officer').
This information includes the dollar value of base salaries, bonus awards and number of stock options granted, and certain other compensation, if any.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. Centurion rents certain technical geological equipment and field vehicles from Axis Geophysics Company (Axis), a sole proprietorship operated by Spenst Hansen, an Officer, Director, and principal shareholder of Centurion. Centurion is billed approximately 25 percent less for this equipment than prevailing rates for similar services in the industry.
Centurion paid Axis approximately $30,000, $24,000, and
$3,000 during the years ended September 30, 1995, 1994, and 1993, respectively. Although the transactions were not the result of arm's length negotiations, they were unanimously approved by the Board of Directors of Centurion and are believed by management to be more favorable than could have been obtained from unrelated third parties.

Keystone Surveys, Inc. ('Keystone'), a corporation owned by Mr. Hansen, has in the past leased non-management personnel to Centurion. Centurion was charged 123 percent of the gross wages as payment in full of covered employees' wages and Keystone's costs, including all employer paid federal, state, and local taxes (approximately 16 percent of gross wages), and administrative charges (approximately 7 percent).
Centurion paid Keystone approximately $10,800, $238,000, and
$121,000 during the years ended September 30, 1995, 1994, and 1993, respectively. Keystone Surveys ceased leasing personnel to Centurion in December 1994. This function was taken over by Centurion Exploration, Inc.

During fiscal 1994, Spenst Hansen purchased surface rights to approximately ten acres in Mammoth, Utah, from Mammoth
Mining Company for $10,000. This purchase included existing buildings in varying degrees of disrepair and was transacted to initiate preservation of the historical significance of the buildings.

                    SUMMARY COMPENSATION TABLE

                                        LONG TERM COMPENSATION
                ANNUAL  COMPENSATION        AWARDS               PAYOUTS
               ---------------------   -------------------     --------------
(a)      (b)   (c)      (d)    (e)     (f)          (g)         (h)     (i)
Name                                                Securi-
and                            Other   Restric-     ties Un  -          All
Princi-                        Annual  ted          der lying   LTIP    Other
pal Po-                        Compen- Stock        Options/    Pay-    Compen-
sition   Year  Salary   Bonus  sation  Award(s)     SAR's (#)   outs($) sation
CEO
Spenst   1995  $36,000  $0     $0      $67,967<F1>  240,000<F2> $0      $0
Hansen   1994  $36,000  $0     $0      $53,500      $0          $0      $0
         1993  $33,000  $0     $0      $37,975      240,000<F3> $0      $0
___________

<F1> Column (f) represents the dollar value of all restricted awards of stock received as part of non-cash compensation in lieu of Director and CEO fees that Mr. Hansen earned during each of fiscal 1995, 1994, and 1993. The aggregate number of his restricted stock award holdings at September 30, 1995 was 190,000 shares (including any awards reported in column (f) that are still subject to restrictions), and their fair market value on that date was $296,400, based on the closing price of $1.56 on the last trading day before September 30, 1995. Of those 190,000 shares, 115,000 shares had vested as of March 8, 1996. The remaining 75,000 shares will be vested, in whole or in part, in fewer than three years from the grant date. Vesting is scheduled as follows: 15,000 at March 31, 1996, 15,000 at June 30, 1996, 15,000 at September 30, 1996,
15,000 at December 31, 1996, and 15,000 at March 31, 1997. No dividends are paid on any of the restricted awards of stock reported in column (f).
                           -8-

<F2> This amount represents options granted on June 4, 1995, to be awarded during the eight quarters beginning April 1, 1995 and ending March 31, 1997, consisting quarterly of 10,000 options as partial compensation for service as Director, and 20,000 options as partial compensation for service as CEO. The options vest at the end of each quarter and are exercisable through March 31, 1998 at a price of $1.50 per share, which was the closing price on the grant date.
<F3> This amount represents options granted on May 27, 1993, that were awarded during the eight quarters that began April 1, 1993 and ended March 31, 1995, consisting quarterly of 10,000 options as partial compensation for service as Director, and 20,000 options as partial compensation for service as CEO. Options in those amounts vested at the end of each quarter and were fully vested at April 1, 1995. They are exercisable through March 31, 1996 at a price of $1.50 per share, which was the closing price on the grant date.

/TABLE

Other than the Company's incentive Stock Option Plan, there are no retirement, pension, or profit sharing plans for the benefit of the Company's Officers and Directors.


OPTION/SAR GRANTS TABLE. Information concerning individual grants of stock options, whether or not in tandem with stock appreciation rights ('SARs'), and freestanding SARs made during fiscal 1995 to each of the Named Executive
Officers is reflected in the table below.


                 OPTION/SAR GRANTS IN FISCAL 1995

                                  Potential
                                  Realizable Value
                                  at Assumed Annual    Alternative
                                  Rates of Stock       to (f) and
                                  Price Appreciation   (g) Grant Date
          Individual Grants       for Option Term<F1>  Value
_________________________________________________________________________
(a)    (b)          (c)          (d)     (e)      (f)      (g)      (h)
       Percent of   Total
       Number of    Options/     Exer-
       Securities   SARs Granted cise                      Grant
       Underlying   to Employees or      Expir-            Date
       Options/SARs in Fiscal    Base    ation             Present
Name   Granted (#)  Year         Price   Date     5%($)    10%($)   Value
_________________________________________________________________________
Spenst
Hansen 240,000<F2>  43%          $1.50   4/01/98  $47,350  $99,500  N/A
 _______________

<F1> The amounts shown as potential realizable values are based on arbitrarily assumed annualized rates of stock price appreciation of 5 percent and 10 percent over the full 3-year term of the options. These potential realizable values are based solely on arbitrarily assumed rates of price appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises of common stock holdings are dependent on future performance of the Company and overall stock market conditions.
<F2> These options are described in footnote 2 to the 'Summary Compensation
Table' above.


AGGREGATED OPTION/SAR EXERCISES AND FISCAL 1995 YEAR-
END OPTION/SAR VALUE TABLE. The following table sets forth certain information with respect to each exercise of stock options and SARs during fiscal 1995 by each of the Named Executive Officers, and the fiscal 1995 year-end value of unexercised options and SARs. The dollar values in columns (c) and (e) are calculated by
                          -9-

determining the difference between the exercise or base price of the options and the fair market value of the underlying stock at the time of exercise and at fiscal year-end if unexercised, respectively. The unexercised options, some of which may be exercisable, have not been exercised and it is possible they might never be exercised.
Actual gains realized, if any, on stock option exercises and common stock holdings are dependent on the future performance and value of the Common Stock and overall stock market conditions. There can be no assurance that the projected gains and values shown in this Table will be realized.

       AGGREGATED OPTION/SAR EXERCISES IN FISCAL 1995
       AND OPTION/SAR VALUES AT SEPTEMBER 30, 1995

(a)          (b)           (c)        (d)             (e)
                                      Number of
                                      Securities      Value of
                                      Underlying      Unexercised
                                      Unexercised     In-the-Money
            Shares         Dollar     Options/SARs    Options/SARs
            Acquired       Value      at FY-End(#)    at FY-End($)
            on Exer-       Real-      Exercisable/    Exercisable/
Name        cise (#)       ized($)    Unexercisable   Unexercisable
___________________________________________________________________
Spenst
Hansen      210,000<F1>    $12,600    90,000/         $5,400/
                                      180,000<F2>     $10,8003<F3>

<F1> These 210,000 shares were acquired February 22, 1995, from an exercise of options in the same amount that had vested from 240,000 options granted May
27, 1993 (see footnote 3 to the 'Summary Compensation Table' above). The value reported in column (c) was calculated from the difference between the closing price of $1.56 per share on February 22, 1995 and the exercise price of $1.50 per share.
<F2> The 90,000 options reported as exercisable in column (d) consist of the
30,000 options remaining from the May 27, 1993 grant, plus the 60,000 options that had vested by fiscal year-end from those granted June 4, 1995. None of the May 27, 1993 options were unexercisable at fiscal year-end. Thus the 180,000 options reported as unexercisable in column (d) consist entirely of options granted June 4, 1995 that had not vested at fiscal year-end.
<F3> The values reported in column (e) are based on the difference between the closing price of $1.56 per share on September 29, 1995, which was the last trading day of fiscal 1995, and the exercise price of $1.50 per share.

LONG-TERM INCENTIVE PLAN AWARDS. The Company does not have any formalized long-term incentive plans, excluding restricted stock, stock option and SAR plans, which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to financial performance of the Company or an affiliate, the Company's stock price, or any other measure.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION. There are no compensation committee interlocks. With respect to insider participation, Spenst Hansen and Orson Mabey, III participated in deliberations of the Company's Board of Directors during fiscal 1995 concerning executive officer compensation.

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION.
The following report is not soliciting material and shall not be deemed to be filed with the SEC or subject to the SEC's proxy rules, or to the liabilities established under Section 18 of the Exchange Act, and the information contained herein shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange
Act or under the Securities Act of 1933.
                         -10-

To the Shareholders of Centurion Mines Corporation:

As members of the Board of Directors it is our responsibility to review and set compensation levels of the executive officers of the Company, evaluate the performance of management and consider management appointments and related matters. All decisions are decisions of the full Board. The Board considers the performance of the Company and how compensation paid by the Company compares to compensation generally in the mining industry for this region and among similar companies. In establishing executive compensation, the Board bases its decision, in part, on achievement and performance regarding broad-based objectives and targets relating to the continued acquisition of favorable mineral properties and the progress of exploration and development of such mineral properties, as well as the Company's financial performance. For fiscal 1995, as in years past, the Company's executive compensation policy consisted of a combination of three variable elements: base salary, stock awards and option grants. The policy factors which determine the setting of these compensation elements are largely aimed at attracting and retaining executives considered essential to the Company's long-term success. The granting of stock and/or options is designed as an incentive to increasingly focus management's interests in closer alignment with the interests of shareholders. The Company's executive compensation policy seeks to engender committed leadership and strategic management to favorably posture the Company for continued growth, stability and strength of shareholder equity.

For fiscal 1995, the salary of Spenst Hansen, the
Company's Chief Executive Officer, remained at $36,000
per annum, unchanged since the beginning of fiscal
1994. In reviewing Mr. Hansen's salary, the Board
noted that the Company has continued making
substantial progress in its exploration and development
stage activities, in particular, with respect to the
Tintic and Beaver area properties.  The Company did
not acquire additional mining-related companies,
aside from the completion of the Dotson Exploration acquisition. Further, the Board recognized Mr.
Hansen's significant role in raising approximately
$1,500,000 of operating capital during fiscal 1995
to fund the Company's exploration and development
activities.  In addition, the Board recognized Mr.
Hansen's lead efforts in establishing water rights
for the Mammoth Mine area and in developing joint
venture arrangements in the Milford area properties.
The Board noted that in comparing five-year cumulative
total returns, the Company has consistently outperformed
a peer group of ten non-production, gold-related
mining companies listed on the Nasdaq SmallCap
Market, and has generally performed at about the same approximate level as the Nasdaq Stock Market as a whole
(for U.S. companies). The Board took into account the increase in shareholders' equity from $2,669,776 at the end of fiscal 1992 to $8,265,862 at the end of fiscal 1995, but also the increase in net loss per share from $0.02 to $0.11 during the same period. Finally, the Board of Directors took into account the modest amount of Mr. Hansen's salary
in comparison with regional CEO salaries within the mining
industry.   On the basis of the above factors, the Board
determined that a merit salary of $36,000 was in order. No other Officers received a salary increase during fiscal 1995.

With respect to stock and option awards during fiscal 1995, the Board of Directors did not modify the amount of shares or options that Directors and the CEO are entitled to receive as partial compensation for service to the Company.

The Board believes that executive compensation during fiscal
1995 adequately reflects the Company's compensation policies and performance.

        From All Members of the Entire Board of Directors,
                Spenst Hansen, Chairman
                Orson Mabey, III
                J.D.H. Morgan
                Mark D. Dotson
                           -11-

PERFORMANCE GRAPH.  The following is a line graph comparing
(1) the yearly percentage change in the Company's cumulative total shareholder return on its Common Stock with (2) the cumulative total return of the Nasdaq Stock Market for all U.S. companies and (3) the cumulative total return of a peer group of similarly capitalized mining companies.



COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN<F1> AMONG
CENTURION MINES CORPORATION, NASDAQ STOCK MARKET INDEX<F2>,
AND COMPETITOR GROUP INDEX<F3>

Year-End
Summary<F4> 09/28/90<F5>  09/30/91  09/30/92   09/30/93 09/30/94 09/29/95
__________________________________________________________________________
CENTURION  $100.00        $171.80   $102.60    $543.60  $266.70  $256.40
Nasdaq
Stock Mkt. $100.00        $157.30   $176.30    $231.00  $232.90  $320.70
Peer Grp.  $100.00        $ 66.30   $ 64.70    $ 96.50  $ 96.80  $ 78.70


           [DIAGRAM OF PERFORMANCE GRAPH IS PRINTED HERE]

<F1> The numbers listed in the table and depicted in the graph above represent year-end and monthly index levels derived from compounded daily returns that include all dividends.
<F2> The indexes are reweighted daily, using the market capitalization on the previous trading day.
<F3> COMPANIES IN THE SELF-DETERMINED PEER GROUP
Brush Creek Mining & Dev Inc     Chief Consolidated Mng Co
Consolidated Ramrod Gold Corp    Cornucopia Resources Ltd
Gold Reserve Corp                Gold Standard Inc
La Teko Resources Ltd            Pacific Sentinel Gold Corp
Piedmont Mining Co Inc           United States Gold Corp
<F4> If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
<F5> The index level for all series was set at $100.00 on 09/28/90, the last trading day of fiscal 1990.

/TABLE

ADVANCES TO RELATED PARTIES.  During the years ended
September 30, 1992 and 1993, Centurion advanced $995 and $1,054, respectively, to Keystone Surveys, Inc., a company affiliated with Mr. Hansen. These advances were to allow Keystone to acquire certain mining properties as nominee for the benefit of Centurion. If these properties are determined by Centurion to be desirable, they will be transferred to Centurion at cost. None of the advances bear interest or are secured. There is not a limit concerning how long such advances may remain outstanding. To date, the advances have not been repaid.
No advances were made to Keystone Surveys or other related parties during 1995 or 1994 on behalf of other companies controlled by Mr. Hansen, or to any other business entity not a subsidiary of the Company.

CONSULTING AGREEMENT AND BENEFITS. Commencing October 1,
1992, Mr. Barry Katona entered into a Consulting Agreement with the Company which provided for an annual retainer of $75,000. During fiscal years 1995 and 1994, Mr. Katona was paid $75,000 each year under the terms of the Consulting
Agreement and $7,864 and $8,835, respectively, for reimbursement of business expenses. The Agreement has been extended to December 31, 1996. Mr. Katona has agreed to accept stock in lieu of cash.

EXERCISE OF STOCK OPTIONS. During the year ended September
30, 1992, the Company allowed Mr. Katona to exercise options to purchase 100,000 shares of the Company's common stock at $.235 per share in exchange for a $23,500 unsecured, non-interest bearing promissory note. These
100,000 shares are held in escrow until the repayment of this loan. The receivable related to this sale of stock has been reflected as contra-equity in the accompanying consolidated financial statements. In May 1993, the Company granted an additional option to Mr. Katona for 10,000 shares of common stock accrued quarterly over a two year period, for a total of 80,000 shares of common stock, at a price of $1.50 per share under the 1991 Stock
Option and Stock Award Plan, exercisable until March 31,
1996.  None of these options has been exercised.

     REGARDING 1997 ANNUAL SHAREHOLDERS MEETING

Consistent with SEC regulations, shareholders may submit proposals appropriate for shareholder action at the Company's Annual Meeting to be held in 1997. For proposals to be considered for inclusion in the 1997 Proxy Statement, they must be received by the Company no later than November 1, 1996. Shareholder proposals should be directed to Centurion Mines Corporation, Attn: Corporate
Secretary, 331 South Rio Grande Street, Suite 201, Salt
Lake City, Utah 84101.

     A COPY OF THE COMPANY'S 1995 SHAREHOLDERS ANNUAL
     REPORT IS ENCLOSED. ADDITIONAL COPIES ARE AVAILABLE
     UPON WRITTEN REQUEST. THE COMPANY ALSO UNDERTAKES
     TO PROMPTLY FURNISH (WITHOUT CHARGE) A COPY OF ITS
     ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
     SEPTEMBER 30, 1995, PREVIOUSLY FILED WITH THE
     SECURITIES AND EXCHANGE COMMISSION.

BY ORDER OF THE BOARD OF DIRECTORS:


              /s/ Spenst Hansen
By: ___________________________________________________
     Spenst Hansen, Chairman of the Board of Directors,
     President and Chief Executive Officer of
     Centurion Mines Corporation

           [END OF PROXY STATEMENT]


               SUMMARY OF THE
          CENTURION MINES CORPORATION
     1991 STOCK OPTION AND STOCK AWARD PLAN
          AS LAST AMENDED, APRIL 19, 1995

SPECIFICALLY DESIGNATED PORTIONS OF THE ORIGINAL PLAN,
IN ITS ENTIRETY, CONSTITUTE PART OF THIS PROSPECTUS
COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933.

1.  GENERAL INFORMATION.  The 1991 Stock Option and
Stock Award Plan of Centurion Mines Corporation, as amended (the 'Plan'), under which stock, options to acquire stock, and/or stock appreciation rights may be granted from time to time to directors and employees, including officers, of the Company, or others who contribute to the success of the Company, all on the terms and conditions set forth therein, was approved by the Company's Board of Directors on February 21, 1991, and by its Shareholders on April 19, 1991. The First
Amendment to the Plan was approved by the Company's
Board of Directors on May 27, 1993, and by its Shareholders on May 27, 1993. The Second Amendment to the Plan was approved by the Company's Board of Directors on February 22, 1995 and by its Shareholders on April 19, 1995.

2. PURPOSE OF THE PLAN. The Plan is intended to aid the Company in maintaining and developing a management team, attracting qualified employees and directors capable of assuring the future success of the Company, and rewarding those individuals who have contributed to the success of the Company. It is designed to aid the Company in retaining the services of executives and employees, attracting new personnel when needed for future operations and growth, and providing such personnel with an incentive to remain employees and/or directors of the Company. The Plan encourages them to use their best efforts to promote the success of the Company's business, while at the same time provides them with an opportunity to obtain or increase a proprietary interest in the Company. It is also designed to permit the Company to reward those individuals who are not employees or directors of the Company but who are perceived by management as having contributed to the success of the Company or who are important to the continued business and ongoing operations of the Company.
The above aims will be effectuated through the granting of shares of common stock of the Company, par value $.01 per share (the 'Stock'), options to purchase Stock on a favorable basis ('Options'), and/or stock appreciation rights ('SARs') and other rights subject to the terms and conditions of the Plan. It is intended that the Options issued pursuant to the Plan include, where designated as such at the time of grant, Options which qualify as 'incentive stock options,' as that term is defined in Section 422A of the Internal Revenue Code of 1986, or any amendment or successor provision of like tenor ('Incentive Options').

The following is a summary of certain provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the Plan.
An initial registration statement was filed with the Securities and Exchange Commission ('SEC') covering the initial authorization of 500,000 shares of Stock which may be issued pursuant to awards granted under the Plan. Second and third Registration Statements have been filed with the SEC pertaining to the two
Amendments, each of which authorized an additional
500,000 shares of Stock which may be issued under the Plan as amended. A copy of the Plan has been filed as an exhibit to the registration statements and will be made available to each person who holds an Award of shares and/or Options under the Plan. The Plan is not subject to any of the provisions of the Employee
Retirement Income Security Act of 1974 or related provisions.

3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by, or in accordance with the recommendation of, the Board, an option committee appointed by the Board, or by any other such committee designated by the Board.
Such administrative committee ('Committee') shall consist of not less than three persons. During such time as the Company is subject to the requirements of Section 12(g) of the Exchange Act, the Plan shall be administered with respect to officers and directors of the Company by 'disinterested persons,' as that term is defined in SEC Rule 16b-3(e)(2)(i), promulgated under the Exchange
Act, or any amendment or successor provision of similar tenor ('Disinterested Person'). The Board may remove or add members to the Committee and the Board or the remaining members of the Committee shall fill any vacancies that occur. Any director or officer of the Company may from time to time make recommendations to the Board or Committee with respect to individuals to be considered for an award under the Plan as well as the nature and amount of such award. Subject to compliance with applicable provisions of governing law, the Board or Committee may delegate administrative duties with respect to the Plan, including the authority to consider and approve awards on such terms and to such individuals as they deem proper. All awards shall be approved by a majority vote of those members of the Board or Committee, as the case may be, in attendance at a meeting at which a quorum is present. However, an award to a member of the Board or Committee shall be approved by a majority vote of the members of the Board or Committee who are Disinterested Persons.
                       -1-

The interpretation and construction of the terms of the Plan or any award under the Plan by the Committee or the Board shall be final and binding on all participants in the Plan absent a showing of demonstrable error. No member of the Board or any Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award.

4.  SHARES OF STOCK SUBJECT TO THE PLAN.  A total of
1,500,000 shares of Stock may be subject to or issued under awards granted pursuant to the terms of the Plan.
Any Stock subject to an Option or other right under the Plan, which Option or right for any reason expires, is terminated, or is surrendered unexercised as to such Stock, may be reserved for issuance pursuant to future awards under the Plan. If any right to acquire Stock granted under the Plan is exercised by the delivery of Stock or the relinquishment of rights to Stock, only the net shares of Stock issued (the shares of Stock issued less the shares of Stock surrendered) shall count against the total number of shares reserved for issuance under the terms of the Plan.

5. RESERVATION OF STOCK ON GRANTING OF OPTION. At the time of granting an Option or other right to acquire
Stock under the terms of the Plan, there will be reserved for issuance on the exercise of the Option or right
(subject to the provisions of Section 13 of the Plan) the number of shares of Stock subject to such Option or right. The Company may reserve authorized but unissued shares, as well as issued shares that have been reacquired by the Company.

6. ELIGIBILITY. Under the Plan, an award may be granted to employees, including officers and directors who are regular employees, of the Company or its subsidiaries as may be existing from time to time, and to other individuals, when deemed to be in the best interests of the Company by the Board or Committee.
Such award shall be in the amount and shall have the rights and be subject to the restrictions as determined by the Board or the Committee within the general provisions of the Plan.

7.  TERM OF AWARD AND CERTAIN LIMITATIONS ON RIGHT TO
EXERCISE AWARD.

     (a) Each award shall have the term established by the Board or Committee at the time the award is granted.

     (b) The term of the award, once it is granted, may be reduced only as provided for in the Plan or in the terms of the award.

     (c) Unless otherwise specifically provided by the written terms of the award, no holder or his legal representatives, legatees, or distributees will be, or shall be deemed to be, a holder of any shares subject to an award unless and until the holder exercises his right to acquire Stock and delivers the required consideration to the Company in accordance with the terms of the Plan and the provisions of the award.
Unless otherwise specifically provided by the written terms of the award, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Stock is acquired by the holder.

     (d) Each award granted under the Plan shall vest at such time or times and on such terms as established by the Board or Committee when granting the award.

     (e) If an award is granted to a director, officer, or employee of the Company and such individual is terminated or resigns from the Company within six months of such award, the unexercised portion of the award shall be null and void, and such individual shall have no further rights thereunder as of the date of such termination or resignation.

     (f)  An award granted under the Plan may
contain other provisions, including, without limitation, additional or alternate restrictions on the exercise of the award, as the Board or Committee deems advisable.
                         -2-

     (g) In no event may an award be exercised after the expiration of its term.

8. EXERCISE PRICE. Except as otherwise provided in the Plan, the exercise price of each Option granted under the Plan shall be equivalent to the mean of the closing high and low price quotations for the Stock in the over-the-counter market as quoted on the National Association of Securities Dealers Automated Quotation system ('Nasdaq') for the 20 trading days immediately preceding the grant date.

9.  PAYMENT OF EXERCISE PRICE.  The exercise of each
Option shall be contingent on receipt by the Company of cash, certified bank check to its order, or like consideration acceptable to the Company. However, at the discretion of the Board or Committee, the Option award recipient may pay the exercise price in whole or in part by delivering to the Company shares of Stock valued by the Board or Committee at the Stock's fair market value, surrendering or canceling tandem rights granted with the award, or surrendering or cancelling other rights to Stock. Any consideration approved by the Company that calls for payment of the exercise price over a period greater than one year shall provide for interest (not included as part of the exercise price) that is equal to or exceeds the imputed interest provided for in Internal Revenue Code Section 483 or any amendment or successor provision of like tenor.

10. WITHHOLDING. If the grant or exercise of an award pursuant to the Plan is subject to withholding or other trust fund payment requirements of the Internal Revenue
Code or applicable state or local laws, such requirements may, to the extent permitted by the terms of the award and the then governing provisions of the Internal Revenue
Code, be met by the holder of the award delivering shares of Stock or cancelling Options or other rights to acquire
Stock, or by the Company withholding shares of Stock subject to an Option, at a fair market value for the Stock.
To the extent that the holder of the award is subject to the provisions of Section 16(a) of the Exchange Act, payment of the withholding and other trust fund agreements by the foregoing methods shall be contingent upon the transaction qualifying for an exemption under SEC Rule 16b-3, promulgated pursuant to Section 16(b) of the Exchange Act, or any amendment or provision of like tenor.

11. INCENTIVE OPTIONS. In addition to the other restrictions and provisions of the Plan and any award under the Plan, any Option granted that is intended to be an Incentive Option shall also meet these additional requirements:

     (a) The exercise price of an Incentive Option shall be an amount determined by the Board or Committee in accordance with the applicable provisions of the Internal
Revenue Code, but in any event, not less than the Stock's fair market value on the Option grant date.

     (b) No Incentive Option may be granted under the Plan to any employee who owns Stock (either of record or beneficially) which constitutes more than 10% of the combined voting power of the Company or any parent or subsidiary corporation, unless (i) the exercise price is at least 110% of the Stock's fair market value on the Option grant date, and (ii) the Incentive Option by its terms is not exercisable more than five years after such date.

     (c) Incentive Options may be granted only to an employee of, and only in connection with employment by, the Company or one of its subsidiaries. Notwithstanding the above, directors may be granted Incentive Options under the Plan, subject to and to the extent permitted by applicable tax statutes and regulations.

     (d) The aggregate fair market value at an Option grant date may not exceed $100,000 for Incentive Option
Stock exercisable for the first time by an individual during a calendar year under the Plan (and other plans, if any, of the Company or its subsidiaries).

     (e) No Incentive Option shall be transferable other than by will or the laws of descent and distribu-tion and shall be exercisable, during the lifetime of the optionee, only by the optionee to whom the Incentive
Option is granted.

     (f) No SARs or other rights may be granted in tandem with an Incentive Option.

     (g) An employee who acquires shares of Stock pursuant to an Incentive Option granted under the Plan shall not sell,
                         -3-

transfer or otherwise convey the Stock until a date that is more than two years from the Option grant date and more than one year from the Stock acquisition date. An employee who makes a disqualifying disposition shall notify the Company within 30 days of such transaction.

     (h) No Incentive Option may be exercised, unless from the date the Incentive Option was granted until within three months of such exercise, the optionee was an eligible employee of the Company as defined in the applicable provisions of the Internal Revenue Code, except that the 3-month provision shall not apply to an optionee who dies during such 3-month period.
Notwithstanding the above, an Incentive Option may be exercised by an optionee within 12 months of the date the optionee ceases employment due to a 'disability,' as that term is defined in Internal Revenue Code
Section 105(d)(4), or any amendment or successor provision of like tenor. An authorized absence or leave approved by the Board or Committee shall not be considered an interruption of employment for any purpose under the Plan.

     (i) All Incentive Options shall be deemed to contain such others limitations and restrictions as may be necessary to conform the Incentive Option to the requirements of Section 422 of the Internal Revenue
Code and regulations promulgated thereunder, or any amendment or successor provision of like tenor.

     (j) The foregoing restrictions and limitations are based on the governing provisions of the Internal
Revenue Code as of the adoption date of the Plan. If the Internal Revenue Code is amended to permit the qualification of an Option as an incentive stock option without one or more of the foregoing restrictions or limitations, or with modified terms of restriction or limitation, the Board or Committee may issue Incentive
Options and may modify existing Incentive Options consistent with such amendments.

12. AWARDS TO OFFICERS AND DIRECTORS. During such time as the Company is subject to the provisions of
Section 12(g) of the Exchange Act, awards under the Plan to 'officers,' as that term is defined in SEC
Rule 16a-1(f), or any amendment or successor provision of like tenor, or directors shall be made by a Committee comprised of three or more individuals, all of whom are Disinterested Persons.

     (a) The determination to make an award to a director and the number of shares to award shall be made by a majority vote of the Board members who are Disinterested
Persons, or shall be made by a Committee comprised of three or more Disinterested Persons.

     (b) The determination to make an award to an officer and the number of shares to award shall be made by a majority vote of the Board members who are Disinterested
Persons, or shall be made by a Committee comprised of three or more Disinterested Persons.

     (c) If an award is a Stock Option or other right to purchase shares at the optionee's discretion, the exercise price of the Option shall be determined by the Board or Committee at an amount not less than 50% of the fair market value of the Stock on the Option grant date.

     (d) With respect to an award other than an Option or the right to purchase shares at the discretion of the optionee, such as a sale of restricted Stock, the consideration amount may not be less than the minimum required by applicable state law.

     (e) If an award is an Option or similar right, including a SAR, the award shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the life of the holder only by the holder or the holder's guardian or legal representative.

     (f) Any cash settlement of SARs or other rights shall be consistent with the requirements of SEC Rule
16b-3 and regulations promulgated thereunder, or any amendment or successor provision of like tenor.

     (g) The foregoing restrictions and limitations are based on the governing provisions of the Exchange
Act and the rules and regulations promulgated thereunder as of the adoption date of the Plan. If the governing provisions are amended to permit an award to be granted pursuant to SEC Rule 16b-3, or any amendment or successor provision of like tenor, without one or more of the foregoing restrictions or limitations, or with a modification to any of the terms of any such restriction or limitation, the Board or Committee may grant an award to officers and directors and may modify an existing award in accordance with such changes, provided that such action by the Board or Committee does not disqualify any such award from treatment under the provisions of SEC Rule
16b-3 and regulations promulgated thereunder, or any amendment or successor provision of similar tenor.
                         -4-

13.  STOCK APPRECIATION RIGHTS AND OTHER TANDEM RIGHTS.
The Board or Committee, at the time of granting an award under the terms of the Plan, shall have the authority to grant SARs or other tandem rights with respect to all or some of the shares of Stock covered by such award pursuant to which the holder shall have the right to surrender all or part of such award and thereby exercise the tandem rights; provided, however, that the holder shall not have such right to surrender and obtain payment during the first six months of the term of the award, except in the event of the holder's death or disability during such six-month period. Any payment under the terms of tandem rights may be made by the Company, at the discretion of the Board or Committee as set forth in the written award, in Stock (at its fair market value on the date of the notice of exercise, as determined by the Board or Committee) or in cash, or partly in Stock and partly in cash, in such amounts as the Company may determine. SARs or other tandem rights granted under the terms of this Section may be exercised only when, and only to the extent that, the holder is entitled to exercise all or a portion of the underlying award. The terms of SARs or other rights granted shall, within the provisions of the Plan, be established by the Board or Committee at the time of grant, and any rights created thereby can only be transferred in connection with the transfer of the underlying award. SARs may be exercised only at a time when the fair market value of the Stock subject to the award exceeds the exercise price of the award.

14. DILUTION OR OTHER ADJUSTMENT. In the event that shares of Stock from time to time issued and outstanding are increased pursuant to a stock split or a stock dividend, the number of shares of Stock then covered by each outstanding Option granted hereunder shall be increased proportionately with no increase in the total purchase price of the shares then so covered, and the number of shares reserved for the purposes of the Plan shall be increased by the same proportion. In the event that the number of shares of the Company from time to time issued and outstanding is reduced by a combination or consolidation of shares, the number of shares then covered by each outstanding Option granted hereunder shall be reduced proportionately with no reduction in the total purchase price of the shares then so covered, and the number of shares reserved for the purposes of the Plan shall be reduced by the same proportion. In the event that the Company transfers assets to another corporation and distributes the stock of that other corporation without the surrender of Company Stock, and if such distribution is not taxable as a dividend and no gain or loss is recognized by reason of Section 355 of the Internal Revenue Code or a similar section, then the total purchase price of the Stock then covered by each outstanding Option shall be reduced by an amount that bears the same ratio to total purchase price then in effect as the market value of the stock distributed in respect of the Company's Stock and the stock distributed in respect thereof. In the event that the Company distributes a subsidiary's stock to its shareholders, makes a distribution of a major portion of its assets, or otherwise distributes a significant portion of the value of its issued and outstanding Stock to its share-holders, the number of shares then subject to each outstanding award under the Plan may be adjusted in the discretion of the Board. All such adjustments shall be made by the Board, whose determination upon the same shall be final and binding on all participants under the Plan.
No fractional shares shall be issued and any fractional shares resulting from the computations pursuant to this Section shall be eliminated from the respective award.
No adjustment shall be made for cash dividends or the issuance to stockholders of subscription rights to additional Stock or other securities.

15. AWARDS TO FOREIGN NATIONALS. The Board or Committee may, in order to fulfill the purposes of the Plan and without amending the Plan, grant to foreign nationals or individuals residing in foreign countries awards that contain provisions, restrictions and limitations different than those set forth in the Plan and awards made to United
States residents in order to recognize international differences in law, tax policy and custom. In granting such awards, the Board or Committee shall make every effort to provide as many of the same benefits, restrictions, limitations and other provisions as granted in an award to a United States resident under the terms of the Plan.

16. ASSIGNMENT. No award granted under the Plan shall be transferable other than to a family member, a trust for the benefit of the holder or a family member, a charity, or by will or the laws of descent and distribu-tion. If any award is transferred in accordance with the provisions of this section, it cannot thereafter be transferred by the new holder, except to reconvey it to the original holder. Except as permitted by the foregoing, each award granted under the Plan and the rights and privileges thereby conferred shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. On any
                       -5-

attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the award or any right or privilege conferred thereby, contrary to the provisions hereof, or on the levy or any attachment or similar process on such rights and privileges, the award and such rights and privileges shall immediately become null and void.

17. EFFECT OF TERMINATION OF EMPLOYMENT. In the event that any holder is terminated or resigns from employment with the Company or a subsidiary within six months of the grant of an award, any unexercised portion of such award shall immediately become null and void and such holder shall have no further rights thereunder. In the event that any officer, director or employee of the Company or a subsi-diary is terminated at any time for, in the determination of the Board, materially breaching the terms of employment, gross negligence in the performance of duties, substantial failure to meet written standards established by the Company for the performance of employment duties, criminal misconduct, or willful or gross misconduct in the performance of employment duties, the Board may cancel any and all rights such individual may have in the unexercised portion of any award held at the time of termination. The Board or Committee may establish other restrictions on the exercise of awards, subsequent to the termination or resignation of an individual, that it deems appropriate at the time of granting the award.

18. LISTING AND REGISTRATION OF SHARES. Each award shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that it is necessary or desirable to list, register or qualify the shares covered thereby on any securities exchange or under any other federal or state law, or obtain the consent or approval of any governmental agency or regulatory body as a condition of, or in connection with, the granting of such award or the issuance or purchase of shares thereunder, such award may not be exercised in whole or in part unless and until such listing, registration, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

19. EXPIRATION AND TERMINATION OF THE PLAN. The Plan may be abandoned or terminated at any time by the Board except with respect to awards then outstanding under the Plan. No Incentive Option may be granted under the Plan after February 21, 2001.

20. FORM OF AWARDS. Awards granted under the Plan shall be represented by a written agreement which shall be executed by the Company and the holder and which shall contain such terms and conditions as may be determined by the Board or Committee and permitted under the terms of the Plan. Option agreements evidencing Incentive Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Board or Committee to qualify them as Incentive Options.

21.  NO RIGHT OF EMPLOYMENT.  Nothing contained in the
Plan or any award made pursuant to the Plan shall be construed as conferring on a director, officer or employee any right to continue or remain as a director, officer or employee, respectively, of the Company or its subsidiaries.

22. AMENDMENT OF THE PLAN. The Board may at any time modify and amend the Plan in any respect;
provided, however, that no modification or amendment shall, without the approval of the shareholders, cause the Plan to cease compliance with the applicable provisions of the Internal Revenue Code with respect to Incentive Options, or the applicable provisions of the Exchange Act with respect to awards granted to officers and directors under SEC Rule 16b-3 and regulations promulgated thereunder, or any amendment or successor provision of similar tenor.

Notwithstanding any provision to the contrary contained herein, the Plan shall be deemed to be automatically amended as necessary, with respect to the issuance of Incentive Options, to maintain compliance with the provisions of Section 422A of the Internal Revenue
Code and regulations promulgated thereunder, or any amendment or successor provision of similar tenor.

The Plan is not qualified under Section 401(a) of the Internal Revenue Code.

23. REQUEST FOR INFORMATION. Requests for further information regarding the Plan or its administrators should be directed to Secretary, Centurion Mines
Corporation,  331 South Rio Grande St., Suite 201,
Salt Lake City, Utah 84101, or via fax at
(801) 534-1129.
                       -6-

                    EXPERTS

The balance sheet of the Company as of September 30, 1995, and the related statements of operation, stockholders' equity and cash flows for the year ended September 30, 1995, and the financial statement schedule, incorporated by reference herein, have been audited by Jones, Jensen
& Co., independent public accountants, as indicated in their report, and are incorporated herein in reliance upon the report of said firm and upon their authority as experts in accounting and auditing.

                    LEGAL MATTERS

LEGAL MATTERS The legality of the issuance of the shares of stock offered pursuant to the Plan is being passed upon for Centurion Mines Corporation by Carlos M. Chavez, Esq.,
Salt Lake City, Utah (Legal Counsel to the Company).

            [END OF STOCK OPTION SUMMARY]


          (This proxy is being solicited on
          behalf of the Board of Directors)

                              PROXY
                    CENTURION MINES CORPORATION
                    Annual Meeting of Shareholders
                         May 2, 1996

I/we, the undersigned shareholder(s) of Centurion Mines
Corporation ('Centurion') hereby acknowledge receipt of the Notice of Annual Meeting of Shareholders dated March
28, 1996, and appoint Spenst Hansen, or his substitute(s), of 44 West 300 South Street, Suite 1401N, Salt Lake City,
Utah 84101, my/our Proxy to attend and represent me/us at the 1996 Annual Meeting of Centurion Shareholders to be held on May 2, 1996, at 1:00 p.m. MDT, and at any adjournment or postponement thereof, and to vote my/our shares of Centurion common stock at said meeting as indicated below.

ANY PROXIES RECEIVED BY CENTURION WILL BE VOTED IN FAVOR
OF ALL PROPOSALS AND FOR ALL NOMINEES FOR THOSE NUMBERED
ITEMS WHERE NO CHOICE IS INDICATED BY THE SHAREHOLDER(S).

1. Election of Directors (pursuant to my/our markings below, or the instructions that follow)

     FOR ALL NOMINEES LISTED BELOW ________
          (except as marked to the contrary)
     WITHHOLD AUTHORITY       ________
          (to vote for any nominees listed below)

Instructions: To vote for an individual nominee in the list below, circle the nominee's last name. To withhold authority to vote for any individual nominee, strike a line through the nominee's last name.

     HANSEN, Spenst                MABEY III, Orson
     MORGAN, J.D.H. (David)        DOTSON, Mark D.

2. To ratify the appointment of Jones, Jensen & Company as independent auditors for the current fiscal year.

     FOR _______  AGAINST _______  ABSTAIN _______

3. To approve an amendment to the 1991 Stock Option and Stock Award Plan, as amended, to allow for the administration of one million additional shares under such plan.

     FOR ________ AGAINST _______  ABSTAIN ________

4. To transact any other business matters that may properly come before the meeting or any adjournment.

     FOR _______  AGAINST ______   ABSTAIN ________


DATED this _______ day of ___________________, 1996.

CORRECT CURRENT ADDRESS: ____________________________
                         Signature of (First-) Named
                         Shareholder
                         (Sign exactly as name appears
                         on certificate for shares)

_____________________    _____________________________
Number of shares: ___    Second Signature if jointly
                         owned

                [END OF PROXY]